SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 8, 2007

THE TRADESHOW MARKETING COMPANY, LTD.
(Exact name of registrant as specified in its charter)

 (former name or former address, if changed since last report)

Nevada	001-32619	06-1754875
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4550 East Cactus Road, Suite 220 Phoenix, AZ 85032-7702
(Address of principal executive offices)
(800) 585-8762
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Tradeshow Marketing Company, Ltd.
From 8-K
Current Report

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Directors

On October 8,2007 Robert Detwiler resigned from the Company’s Board of Directors, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Well	The Tradeshow Marketing Company, Ltd.
Dated: October 9, 2007

	By:	/s/ Bruce Kirk
Name: Bruce Kirk
Title: CEO and President